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                        TRUSTEE'S DISTRIBUTION STATEMENT

THE                            TO THE HOLDERS OF:
BANK OF                Corporate Bond-Backed Certificates
NEW                          Series 1997-BELLSOUTH-1
YORK                         Class A-1 Certificates
                            CUSIP NUMBER: 219-87H-AL9

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In accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                       January 18, 2005

INTEREST ACCOUNT
----------------
Balance as of July 15, 2004                                                                                               $0.00
      Schedule Income received on securities............................................                          $1,006,348.00
      Unscheduled Income received on securities.........................................                                  $0.00
      Interest Received on sale of Securties............................................                                  $0.00
LESS:
      Distribution to Class A-1 Holders...............................................$1,003,348.00
      Trustee Fees........................................................................$2,250.00
      Fees allocated for third party expenses...............................................$750.00
Balance as of January 18, 2005                                                             Subtotal                       $0.00


PRINCIPAL ACCOUNT
-----------------
Balance as of July 15, 2004                                                                                               $0.00
      Scheduled Principal payment received on securities....................................                        $773,652.00
      Principal received on sale of securities..............................................                              $0.00
LESS:
      Distribution to Class A-1 Holders.................................................$773,652.00
Balance as of January 18, 2005                                                             Subtotal                       $0.00
                                                                                            Balance                       $0.00
                                         UNDERLYING SECURITIES HELD AS OF: January 18, 2005
                                           $50,000,000 7.12% Debentures due July 15, 2097
                                                              Issued by
                                                              ---------
                                                       BELLSOUTH CAP FDG CORP
                                                        CUSIP# : 079-857-AF5
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